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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K







                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 30, 2004

                     STRUCTURED ASSET SECURITIES CORPORATION
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                 (Exact name of registrant specified in Charter)


             Delaware              333-115858                 74-2440850
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          (State or other          (Commission               (IRS Employer
          jurisdiction of          File Number)            Identification No.)
          incorporation)


                 745 Seventh Avenue, 7th Floor
                      New York, New York                         10019
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             (Address of principal executive offices)           Zip Code



           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 526-7000

                                    No Change
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         (Former name and former address, if changed since last report)


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ITEM 5.  Other Events.

         The Registrant registered issuances of Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-115858 (the "Registration Statement")). Pursuant to the Registration Statement, the Registrant issued $1,768,591,100.00 in aggregate principal amount Class 1-A1, Class 1-A2, Class 1-A3, Class 2-A1, Class 2-A2, Class 3-A, Class 3-AX, Class 4-A, Class 4-AX, Class 5-A1, Class 5-A2, Class 5-A3, Class 5-A4, Class 5-A4B, Class 5-A5, Class 5-A5B, Class 5-A6, Class A6-B, Class B1, Class B1-X, Class B2, Class B2-X, Class B3 and Class R Certificates of its Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2004-8 on June 30, 2004. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus, dated June 25, 2004, as supplemented by the Prospectus Supplement, dated June 29, 2004 ( the "Prospectus Supplement"), to file a copy of the Trust Agreement (as defined below) executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

         The Certificates (as defined below) were issued pursuant to a Trust Agreement (the "Trust Agreement"), attached hereto as Exhibit 4.1, dated as of June 1, 2004, among Structured Asset Securities Corporation, as depositor (the "Depositor"), Aurora Loan Services Inc., as master servicer (the "Master Servicer") and JPMorgan Chase Bank, as trustee (the "Trustee"). The "Certificates" consist of the following classes: Class 1-A1, Class 1-A2, Class 1-A3, Class 2-A1, Class 2-A2, Class 3-A, Class 3-AX, Class 4-A, Class 4-AX, Class 5-A1, Class 5-A2, Class 5-A3, Class 5-A4, Class 5-A4B, Class 5-A5, Class 5-A5B, Class 5-A6, Class A6-B, Class B1, Class B1-X, Class B2, Class B2-X, Class B3, Class B4, Class B5, Class B6, Class P, Class CX and Class R Certificates. The Certificates evidence all the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of five pools of certain adjustable rate, conventional, first lien residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of approximately $1,786,464,575.28 as of June 1, 2004. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.




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ITEM 7. Financial Statements; Pro Forma Information and Exhibits.

        (a) Not applicable.

        (b) Not applicable.

        (c) Exhibits:

            1.1 Terms Agreement, dated June 28, 2004, between Structured Asset Securities Corporation, as Depositor, and Lehman Brothers Inc., as the Underwriter.

            4.1 Trust Agreement, dated as of June 1, 2004, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services Inc., as Master Servicer, and JPMorgan Chase Bank, as Trustee.

            99.1 Mortgage Loan Sale and Assignment Agreement, dated as of June 1, 2004, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

            99.2 Servicing Agreement, dated as of June 1, 2004, between Lehman Brothers Holdings Inc. and Aurora Loan Services Inc.

            99.3 Transfer Notice, dated as of June 1, 2004, between Colonial Savings, F.A. and Lehman Brothers Holdings Inc.

            99.4 Reconstituted Servicing Agreement, dated as of June 1, 2004, between Countrywide Home Loans, Inc. and Lehman Brothers Holdings Inc.

            99.5 Reconstituted Servicing Agreement, dated as of June 1, 2004, between IndyMac Bank F.S.B. and Lehman Brothers Holdings Inc.

            99.6 Correspondent Servicing Agreement, dated as of June 26, 2002, by and among Lehman Brothers Bank, FSB, Aurora Loan Services Inc. and Colonial Savings, F.A.

            99.7 Flow Seller's Warranties and Servicing Agreement, dated as of June 1, 2004, by and between Lehman Brothers Bank, FSB and Countrywide Home Loans, Inc.


            99.8 Seller's Warranties and Servicing Agreement, dated as of July 1, 2003, by and between Lehman Brothers Bank, FSB and IndyMac Bank, F.S.B.

            99.9 Flow Interim Servicing Agreement, dated as of February 13, 2001, by and between Lehman Brothers Bank, FSB and IndyMac Bank, F.S.B.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         STRUCTURED ASSET SECURITIES CORPORATION


                                         By:      /s/ Michael C. Hitzmann
                                                  -----------------------
                                         Name:    Michael C. Hitzmann
                                         Title:   Vice President

Date:  July 15, 2004




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                               EXHIBIT INDEX

Exhibit No.                     Description                             Page No.
-----------                     -----------                             --------
1.1           Terms Agreement, dated June 28, 2004, between
              Structured Asset Securities Corporation, as
              Depositor, and Lehman Brothers Holdings Inc., as the Underwriter.

4.1 Trust Agreement, dated as of June 1, 2004, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services Inc., as Master Servicer, and JPMorgan Chase Bank, as Trustee.

99.1 Mortgage Loan Sale and Assignment Agreement, dated as of June 1, 2004, between Lehman Brothers
              Holdings Inc., as Seller, and Structured Asset
              Securities Corporation, as Purchaser.

99.2 Servicing Agreement, dated as of June 1, 2004, between Lehman Brothers Holdings Inc. and Aurora
              Loan Services Inc.

99.3          Transfer Notice, dated as of June 1, 2004, between
              Colonial Savings, F.A. and Lehman Brothers Holdings
              Inc.

99.4          Reconstituted Servicing Agreement, dated as of June
              1, 2004, between Countrywide Home Loans, Inc. and
              Lehman Brothers Holdings Inc.

99.5          Reconstituted Servicing Agreement, dated as of June
              1, 2004, between IndyMac Bank F.S.B. and Lehman
              Brothers Holdings Inc.

99.6          Correspondent Servicing Agreement, dated as of June
              26, 2002, by and among Lehman Brothers Bank, FSB,
              Aurora Loan Services Inc. and Colonial Savings,
              F.A.

99.7 Flow Seller's Warranties and Servicing Agreement, dated as of June 1, 2004, by and between Lehman
              Brothers Bank, FSB and Countrywide Home Loans, Inc.

99.8 Seller's Warranties and Servicing Agreement, dated as of July 1, 2003, by and between Lehman Brothers
              Bank, FSB and IndyMac Bank, F.S.B.

99.9          Flow Interim Servicing Agreement, dated as of
              February 13, 2001, by and between Lehman Brothers
              Bank, FSB and IndyMac Bank, F.S.B.